UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2011

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     JPMorgan Chase & Co. (the “Registrant”) has filed a Registration Statement on Form S-3 (333-155535) under the Securities Act of 1933, as amended, registering, among other securities, its Global Medium-Term Notes, Series E (the “Notes”) that may be offered from time to time. A legal opinion as to the legality of certain of the Notes is being filed as Exhibit 5.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	5.1	Opinion of Sidley Austin LLP as to the legality of certain of the Registrant’s Global Medium-Term Notes, Series E

	23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan
Name: Anthony J. Horan
Title: Corporate Secretary

Dated: April 29, 2011

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EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Sidley Austin LLP as to the legality of certain of the Registrant’s Global
Medium-Term Notes, Series E
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

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